Exhibit 24.1

POWER OF ATTORNEY

Reference is hereby made to the proposed registration by Sanofi under the U.S. Securities Act of 1933, as amended, of debt securities to be issued, from time to time, by Sanofi (the “Debt Securities”). Such Debt Securities will be registered on a registration statement on Form F-3 (the “Registration Statement”) and filed with the U.S. Securities and Exchange Commission (the “SEC”).

KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below hereby constitutes and appoints each of Paul Hudson, Jean-Baptiste Chasseloup de Châtillon and Karen Linehan as such person’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments and post-effective amendments thereto and to file the same, with exhibits thereto and any and all other documents that may be required in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitutes therefore, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

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[Signature page to Power of Attorney for Registration Statement on Form F-3]

Executed in Paris,

Date	Signature	Title

July 28, 2021	/s/ Serge Weinberg	Chairman of the Board of Directors
Serge Weinberg

July 28, 2021	/s/ Paul Hudson	Chief Executive Officer (Principal Executive Officer) and Director
Paul Hudson

July 30, 2021	/s/ Jean-Baptiste Chasseloup de Châtillon	Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Jean-Baptiste Chasseloup de Châtillon

July 28, 2021	/s/ Hervé Cardelli	Head of Consolidation and Statutory Reporting (Principal Accounting Officer)
Hervé Cardelli

Director
Christophe Babule

Director
Rachel Duan

Director
Lise Kingo

Director
Patrick Kron

July 28, 2021	/s/ Wolfang Laux	Director
Wolfang Laux

Director
Barbara Lavernos

July 28, 2021	/s/ Fabienne Lecorvaisier	Director
Fabienne Lecorvaisier

Director
Melanie Lee

Juy 28, 2021	/s/ Carole Piwnica	Director
Carole Piwnica

Director
Gilles Schnepp

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Date	Signature	Title

July 28, 2021	/s/ Diane Souza	Director
Diane Souza

July 28, 2021	/s/ Thomas Südhof	Director
Thomas Südhof

July 28, 2021	/s/ Yann Tran	Director representing employees
Yann Tran

July 28, 2021	/s/ Thierry Vernier	Authorized Representative in the United States
Thierry Vernier

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